Exhibit 10.10












                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                          Adopted by Board of Directors

                                December 26, 1984

                                 PLAN YEAR 2003










As Amended By Board Dec. 16, 1998
Replaces previous Plan of Feb. 20, 1991

Amended Schedule B as approved by
   Board on May 10, 1999

As Amended By Compensation Committee
And Approved By Board December 20, 2000
Effective January 1, 2001

                                   SCHEDULE A
                                   ----------


     Participants for the 2003 Plan Year consist of Types A, B, and C as defined in the Plan document.

     It is anticipated that the following named persons will meet the eligibility requirements for participation as of December 31, 2003. It is expected that there could be additional individuals whose eligibility could be determined later in the year, who would be named a participant as of December 31, 2003.

     Named participants are classified accordingly:



     CLASS A (2 persons) (name and grade level)

          Wayne R. Weidner             999
          Glenn E. Moyer               999


     CLASS B (28 persons) (name and grade level)

          Bruce G. Kilroy          999           Brian T. Appleton         111
          Garry D. Koch            999           E. Harry McGuirk          111
          Paul W. McGloin          999           Dennis E. Moyer           111
          Gary L. Rhoads           999           Lloyd H. Reichenbach      111
          Sharon L. Weaver         999
                                                 Carol P. Franklin         110
          Todd A. Alderfer         113           Earl J. Houseknecht       110
          Ronald L. Bashore        113           Tarrie L. Miller          110
          Nancy R. Corson          113           Larry A. Rush             110
          Timothy A. Day           113           Sandra L. Spayd           110
          P. Robert Keeley         113           Linda S. Stark            110
          Scott L. Gruber          113
          Michael R. Reinhard      113           Steven L. Olson           109
          Algot F. Thorell, Jr.    113
          Joseph C. Walker         113           Michelle H. Debkowski     107
          Joseph C. Walter, Jr.    113
                                                 Janice S. McCracken       106






11/25/02

     CLASS C (31 persons) (name and grade level)

          Roger J. Bennett      113             Rich Gentile            107
                                                Cheryl Morris           107
          Donald B. Heimark     112             Karen Troutman          107
                                                Donna Wentzel           107
          Philip C. Balas       111
          Lew Freeman           111             Roxanne Dittman         106
          Hugh (Skip) Marshall  111             Frank Gehringer         106
          W. Scott Labenberg    111             Steve Kunkel            106
                                                Sandra Massaro          106
          Eugene Guinther       110             Debra Souders           106
          Dan Tempesco          110             Marcia Stark            106
                                                Teresa Steuer           106
          Dick Haddock          109             Linda Strohmenger       106
          Robin Hitchcock       109
                                                Sharon McMichael        105
          Clarence Martindell   109             Raymond G Shuey         105
          Cindy Rankin          109
          Richard Sutton        109     Patricia (Angstadt) Reitnauer   104

          Sandra S. Houck       108
          Judy M. Epler         108
          Scott A. Keller       108











2/3/03




                                   SCHEDULE B
                                   ----------

                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                             2003 PERFORMANCE GOALS


     Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.


INTERNAL PERFORMANCE GOALS FOR THE 2003 PLAN YEAR
-------------------------------------------------
The diluted per share operating income of NPBC for 2003 must exceed the diluted per share operating income for 2002.


EXTERNAL PERFORMANCE GOALS FOR THE 2003 PLAN YEAR
-------------------------------------------------
The net operating income of NPB before securities transactions on realized return on average common equity for 2003 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 2003 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.



Internal Peformance Goals amended 5/10/99

                                  SCHEDULE B-1
                                 PAY OUT FORMULA

     1.   Obtaining an operating return on average equity

          triggers an incentive pay out as follows:


          100% of peer group            $0

          100.1% of peer group         .031% of average assets

          130% of peer group           .11% of average assets


          Interpolation is required between 100.1% and 130%.



     2.   Obtaining #1 in return on equity triggers an added

          pay  out of $25,000.

                                  SCHEDULE B-2
                                  ------------

     There is no change in the peer group from last year. The list of the ten banking companies which form the peer group are:

                         Univest (Souderton)

                         Fulton Financial Corp.

                         Susquehanna Bancshares

                         Harleysville National Corp.

                         S & T Bancorp

                         Omega Financial Corp.

                         F.N.B. Corporation (Hermitage, PA)

                         First Commonwealth Financial Corp. (Indiana, PA)

                         Sterling Financial Corporation

                         Community Banks, Inc.



                         National Penn Bancshares, Inc.




Plan Year 2003, as of December 2002

                                   SCHEDULE C
                                   ----------

                         NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                            DEFERRAL ELECTION LETTER


TO THE COMMITTEE:


     In accordance with National Penn Bancshares, Inc., Executive Incentive Plan, effective January 1, 1984, I hereby request to defer receipt of that portion of any award earned by me (to the extent provided in Paragraph 2 below) for services rendered as an eligible Participant in the Plan during the calendar year specified below and eligible to be received in cash. This election shall be governed by all of the provisions of the Plan.


         1.   This request shall be effective beginning with calendar year
              2003.



         2. This voluntary deferral request shall apply to ____________% of my award.



         3. My deferred award and the interest thereon shall become payable on the January 1 next following the date I retire or otherwise cease to be employed by NPB or an Affiliate of NPB.

         4. I irrevocably elect that, when payable, my deferred award and the interest thereon shall be paid to me as indicated below:


                      (  )  In one lump sum.


                      ( ) In a series of five annual installments.


                      ( ) In a series of ten annual installments.



     I agree that such terms and conditions shall be binding upon my beneficiaries, distributees, and personal representatives. Unless noted below, my beneficiaries shall be the same as designated for my group life insurance.


-------------------------  --------------------------------
Date                       Signature of Participant

                           Approved By:

-------------------------  --------------------------------
Date                       Signature of the Chairman of the Committee







-------------------------
Name of Participant

   SCHEDULE D
                                   ----------

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                            TRANSFER ELECTION LETTER
                         -----------------------------


TO THE COMMITTEE:

     In accordance with the National Penn Bancshares, Inc. Executive Incentive Plan, as amended and restated in 1998, I hereby request to transfer the balance in the Individual Mandatory Deferral Account established in my name for the award earned by me for services rendered as an eligible Participant in the Plan during the calendar year specified below, eligible to be received in cash, to the Individual Tax Deferral Account established in my name for the award earned by me for services rendered as an eligible Participant in the Plan. This election shall be governed by all of the provisions of the Plan.

1. This request shall be for the Individual Mandatory Deferral Account established in my name for the award earned by me for calendar year ____.

2. Payment of the award transferred and deferred pursuant hereto shall be in accordance with the election made for the Tax Deferral amount voluntarily deferred pursuant to deferral election letter dated
     _______________________.



------------------------------      ------------------------------
Date                                    Signature of Participant


                                        Approved By:



------------------------------      ------------------------------
Date                                    Signature of Chairman of the
                                        Committee